UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2005



                                THE TORO COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                      1-8649                    41-0580470
     (STATE OR OTHER         (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION OF                                      IDENTIFICATION NUMBER)
      INCORPORATION)

8111 LYNDALE AVENUE SOUTH, BLOOMINGTON, MINNESOTA               55420
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)
                (952) 888-8801
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

     On February 8, 2005, The Toro Company, a Delaware corporation ("Toro"), through two wholly owned subsidiaries established for the purpose, namely Editland Limited, a company incorporated under the laws of England and Wales, ("Editland") and Toro Hayter (Guernsey) Limited, a company incorporated under the laws of the state of Guernsey, Channel Islands ("Toro Hayter" and together with Editand, "Toro Acquisition"), entered into, and simultaneously consummated, an Asset Purchase Agreement (the "Agreement") with Hayter Limited, a company incorporated under the laws of England and Wales ("Hayter"), pursuant to which Toro has acquired, though Toro Acquisition, substantially all the assets and certain identified liabilities of Hayter for (GBP) 18,627,798 (approximately $34,600,000) in cash subject to a working capital adjustment as set forth in the Agreement.

     Hayter Limited is a manufacturer of consumer and commercial mowing products based in Spellbrook, England.

     The above description of the Agreement and related transactions and agreements is qualified in its entirety by the terms of the Agreement, which is attached hereto as Exhibit 99.1.

ITEM 7.01.         REGULATION FD DISCLOSURE

     On February 9, 2005, Toro issued a press release announcing the execution of the Asset Purchase Agreement and the consummation of the purchase of substantially all of the Hayter assets and certain of its liabilities. A copy of that press release is furnished herewith as Exhibit 99.2.


ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

            (a)    Not applicable.

            (b)    Not applicable.

            (c)    Exhibits

 Exhibit No.   Document Designation

   99.1 Asset Purchase Agreement, dated as of February 8, 2005, by and among, Editland Limited, a company incorporated under the laws of England and Wales, Toro Hayter (Guernsey) Limited, a company incorporated under the laws of the state of Guernsey, Channel Islands, Hayter Limited, a company incorporated under the laws of England and Wales, and The Toro Company, a company incorporated under the laws of Delaware.

   99.2     Press release issued by Toro on February 9, 2005.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE TORO COMPANY


Date:  February 9, 2005                      By: /s/ J. Lawrence McIntyre
                                                --------------------------------
                                                J. Lawrence McIntyre
                                                Vice President, Secretary
                                                  & General Counsel



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


                                  EXHIBIT INDEX

Exhibit No.           Document Designation

99.1 Asset Purchase Agreement, dated as of February 8, 2005, by and among, Editland Limited, a company incorporated under the laws of England and Wales, Toro Hayter (Guernsey) Limited, a company incorporated under the laws of the state of Guernsey, Channel Islands, Hayter Limited, a company incorporated under the laws of England and Wales, and The Toro Company, a company incorporated under the laws of Delaware.

99.2                  Press release issued by Toro on February 9, 2005.